Exhibit 99.1

Jesup & Lamont Inc. Reports Results for the Second Quarter Ended June 30, 2008

LONGWOOD, Fla., Aug.13 /PRNewswire-First Call/ -- Jesup & Lamont Inc. (Amex: JLI- News), a full-service boutique brokerage and investment banking firm serving retail and institutional clients, today reported results for the second quarter and six months ended June 30, 2008. Revenues for the second quarter ended June 30, 2008 were $9,624,568, a decrease of 32% from the $14,116,068 for the same period in 2007. The net loss applicable to common shareholders for the second quarter ended June 30, 2008 was ($4,132,276) compared to ($1,215,992) for the same period in 2007, or ($0.35) per basic and fully diluted share in 2008, compared to ($0.11) per basic and fully diluted share in 2007.

Revenues for the six months ended June 30, 2008 were $21,615,227, a decrease of 23% from the $28,075,703 for the same period in 2007. The net loss applicable to common shareholders for the six months ended June 30, 2008 was ($5,087,789) compared to ($3,304,422) for the same period in 2007, or ($0.44) per basic and fully diluted share in 2008, compared to ($0.31) per basic and fully diluted share in 2007.

“Although we are not pleased with our results, they were anticipated” indicated Donald A. Wojnowski Jr. CEO and President of Jesup & Lamont Inc. “As previously announced during the quarter, we raised additional equity capital, initiated several changes to our business model and began transitioning and realigning our business by adding significant institutional capabilities including fixed income research, sales and trading, institutional equity sales and additional capital markets capacity. This transition required significant up front investments in systems, occupancy and personnel during the quarter before beginning to realize expected revenue increases” added Wojnowski.

“During the quarter we also scaled back less profitable business lines, filed with FINRA our request to consolidate our two brokerage subsidiaries to further reduce overhead and lower other costs and, most importantly, added key personnel who will lead our new business lines,” said James Fellus, CEO of Jesup & Lamont Securities. “It is a unique time within our industry in which we believe new leaders and firms will be built and we are confident that Jesup & Lamont will emerge as one such firm,” he added.

About Jesup & Lamont Inc.

Established in 1877, Jesup & Lamont Inc. has an extensive history on Wall Street, with its origins encompassing such successes as providing brokerage services to Standard Oil and raising capital for the construction of Rockefeller Center. Jesup & Lamont, through its two wholly owned brokerage subsidiaries, offers full service broker-dealer services through its approximately 200 retail brokers in over 30 offices nationwide and institutional sales offices in New York, San Francisco, Boston, Boca Raton and Orlando. The Company’s Jesup and Lamont Securities Corporation subsidiary also publishes proprietary research on several industries including Aerospace/Defense, Alternative Energy and Life Sciences/Healthcare and offers comprehensive investment banking services.

Forward-Looking Statement Disclaimer

This press release contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risk, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. The Company undertakes no obligation to revise or update any forward-looking statement.

                               JESUP & LAMONT, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                      June 30,        December 31,
                                                                       2008               2007
                                                                   ------------       ------------
                                                                     (Unaudited)

Assets:

  Cash and cash equivalents .................................      $  1,250,101       $    535,536
  Marketable securities owned, at market value ..............           562,199          5,178,988
  Securities not readily marketable, at estimated fair value          1,549,535          1,229,659
  Commissions receivable from clearing organizations ........         2,528,104          1,672,328
  Other receivables .........................................         1,224,294            795,030
  Deposits at clearing organizations ........................         3,100,090          4,177,837
  Furniture and equipment, net ..............................           712,639            619,153
  Prepaid expenses and other assets .........................           749,091          1,671,215
  Deferred tax assets .......................................         2,117,000          2,117,000
  Notes receivable ..........................................         1,295,180            979,221
  Intangible assets, net ....................................        17,496,130         17,576,493
                                                                   ------------       ------------

    Total assets ............................................      $ 32,584,363       $ 36,552,460
                                                                   ============       ============

Liabilities and stockholders' equity

Liabilities:

  Line of credit payable ....................................      $          -       $  1,999,450
  Accounts payable, accrued expenses and other liabilities ..         4,683,209          4,992,314
  Due to clearing organizations .............................         1,783,746          7,689,830
  Securities sold, but not yet purchased, at market value ...           310,515            522,771
  Notes payable .............................................        10,645,924          9,766,176
                                                                   ------------       ------------

    Total liabilities .......................................      $ 17,423,394       $ 24,970,541
                                                                   ------------       ------------

Commitments and contingencies

Stockholders' equity:

  Convertible preferred stock, series C, F and G $.01 par
    value, 1,000,000 shares authorized, 7,062 shares of
    Series C, 819,987 shares of Series F, and 1,688 shares
    of Series G issued and outstanding ......................      $      8,287       $      8,270
  Common stock, $.01 par value,
    100,000,000 shares authorized,
    13,087,210 shares issued and 12,563,092 outstanding .....           125,631            111,065
  Stock subscribed ..........................................         7,038,105          2,000,000
  Treasury stock ............................................          (733,765)                 -
  Additional paid-in capital ................................        30,672,495         26,324,579
  Accumulated deficit .......................................       (21,949,784)       (16,861,995)
                                                                   ------------       ------------

    Total stockholders' equity ..............................      $ 15,160,969       $ 11,581,919
                                                                   ------------       ------------

    Total liabilities and stockholders' equity ..............      $ 32,584,363       $ 36,552,460
                                                                   ============       ============

                JESUP & LAMONT, INC. AND SUBSIDIARIES (UNAUDITED)
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                 THREE MONTHS      THREE MONTHS
                                                     ENDED             ENDED
                                                    June 30,          June 30,
                                                      2008              2007
                                                 ------------      ------------
Revenues:
  Commissions and fees .....................     $  7,406,599      $  6,991,908
  Trading income ...........................        1,848,455         2,283,164
  Investment banking income ................          839,662         5,222,016
  Net gains (losses) on securities received
   for investment banking services .........         (470,148)         (381,020)
                                                 ------------      ------------

                                                    9,624,568        14,116,068
                                                 ------------      ------------

Expenses:
  Employee compensation and benefits .......        2,756,060         4,924,714
  Commissions and clearing costs ...........        8,234,005         7,648,360
  General and administrative ...............        2,771,717         2,568,526
                                                 ------------      ------------

                                                   13,761,782        15,141,600
                                                 ------------      ------------

Loss from operations .......................       (4,137,214)       (1,025,532)

Other income (expenses):
  Gain on settlement .......................          806,744                 -
  Interest income ..........................           23,353           386,312
  Interest expense and financing fee .......         (781,925)         (530,039)
                                                 ------------      ------------

                                                       48,172          (143,727)
                                                 ------------      ------------

Loss before income taxes ...................       (4,089,042)       (1,169,259)
  Less: Provision for income taxes .........                -                 -
                                                 ------------      ------------
  Net loss .................................       (4,089,042)       (1,169,259)

  Preferred stock dividends ................          (43,234)          (46,733)
                                                 ------------      ------------

  Net loss applicable to common shareholders     $ (4,132,276)     $ (1,215,992)
                                                 ============      ============

Basic and diluted loss per share applicable
  to common shareholders:

    Loss per share-basic and diluted .......     $      (0.35)     $      (0.11)
                                                 ============      ============

    Loss per share diluted .................     $      (0.35)     $      (0.11)
                                                 ============      ============

    Weighted average shares outstanding:
      Basic ................................       11,858,857        11,033,503
                                                 ============      ============

      Diluted ..............................       11,858,857        11,033,503
                                                 ============      ============

                JESUP & LAMONT, INC. AND SUBSIDIARIES (UNAUDITED)
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                  SIX MONTHS        SIX MONTHS
                                                     ENDED             ENDED
                                                    June 30,          June 30,
                                                      2008              2007
                                                 ------------      ------------
Revenues:
  Commissions and fees .....................     $ 15,052,896      $ 16,937,071
  Trading income ...........................        4,551,845         4,544,289
  Investment banking income ................        2,244,449         6,815,340
  Net gains (losses) on securities received
   for investment banking services .........         (233,963)         (220,997)
                                                 ------------      ------------

                                                   21,615,227        28,075,703
                                                 ------------      ------------

Expenses:
  Employee compensation and benefits .......        5,435,228         8,961,738
  Commissions and clearing costs ...........       16,217,784        16,864,162
  General and administrative ...............        4,704,230         4,742,160
                                                 ------------      ------------

                                                   26,357,242        30,568,060
                                                 ------------      ------------

Loss from operations .......................       (4,742,015)       (2,492,357)

Other income (expenses):
  Gain on settlement .......................          806,744                 -
  Interest income ..........................           35,061           407,450
  Interest expense and financing fee .......       (1,097,612)       (1,138,749)
                                                 ------------      ------------

                                                     (255,807)         (731,299)
                                                 ------------      ------------

Loss before income taxes ...................       (4,997,822)       (3,223,656)
  Less: Provision for income taxes .........                -                 -
                                                 ------------      ------------
  Net loss .................................       (4,997,822)       (3,223,656)

  Preferred stock dividends ................          (89,967)          (80,766)
                                                 ------------      ------------

  Net loss applicable to common shareholders     $ (5,087,789)     $ (3,304,422)
                                                 ============      ============

Basic and diluted loss per share applicable
  to common shareholders:

    Loss per share-basic and diluted .......     $      (0.44)     $      (0.31)
                                                 ============      ============

    Loss per share diluted .................     $      (0.44)     $      (0.31)
                                                 ============      ============

    Weighted average shares outstanding:
      Basic ................................       11,481,243        10,728,168
                                                 ============      ============

      Diluted ..............................       11,481,243        10,728,168
                                                 ============      ============

Source: Jesup & Lamont, Inc.